UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2006 (September 30, 2006)

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to the Current Report on Form 8-K, filed on October 5, 2006, is being filed by Owens & Minor, Inc. (the “Company”) to provide the required financial statements and pro forma financial information related to the acquisition of certain assets, including inventory and fixed assets, and the assumption of certain liabilities and contracts related to the acute-care medical and surgical supply distribution business (the “Acute Care Business”) of McKesson Medical-Surgical Inc. (the “Seller”), a wholly owned subsidiary of McKesson Corporation, on September 30, 2006.

Historically, the Seller’s Acute Care Business was not operated or accounted for as a separate legal entity, but was an integral part of the Seller’s consolidated business. Due to the limited amount of information available specifically related to the Seller’s Acute Care Business, it is impracticable to prepare the financial statements and other financial information as required by Rule 3-05 of Regulation S-X or to provide information related to the operating, investing and financing cash flows of the Acute Care Business without unreasonable effort and expense. As a result, in accordance with the letter, dated August 9, 2006, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission to the Company, the financial statements incorporated by reference in Item 9.01 of this Current Report on Form 8-K include statements of revenues and direct expenses and statements of net assets to be acquired and liabilities assumed, together with certain footnote information.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Seller’s Acute Care Business required by this item are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

Statements of Revenues and Direct Expenses for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 (unaudited) and the 13-week period ended June 26, 2005 (unaudited)

Statements of Net Assets to be Acquired for the 52-week period ended March 26, 2006 and the 14-week period ended July 2, 2006 (unaudited)

Notes to the Statements of Revenues and Direct Expenses and Statements of Net Assets to be Acquired

(b) Pro Forma Financial Information.

The following pro forma financial information of the Company reflecting the acquisition by the Company of the Seller’s Acute Care Business required by this item is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2005

Unaudited Pro Forma Combined Condensed Statement of Income for the six months ended June 30, 2006

Notes to the Unaudited Pro Forma Combined Condensed Financial Information

(c) Exhibits.

2.1	Asset Purchase and Sale Agreement, dated as of July 10, 2006, among Owens & Minor Distribution, Inc., Owens and Minor, Inc., McKesson Medical-Surgical Inc. and McKesson Corporation (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-9810) filed on July 14, 2006).

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release issued by the Company on October 2, 2006.

99.2	Statements of Revenues and Direct Expenses for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 (unaudited) and the 13-week period ended June 26, 2005 (unaudited), and Statements of Net Assets to be Acquired for the 52-week period ended March 26, 2006 and the 14-week period ended July 2, 2006 (unaudited) for McKesson Medical-Surgical Inc. Standalone Acute Care Business (as integrated operation within McKesson Corporation).

99.3	Unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2005 and six months ended June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006

OWENS & MINOR, INC.

By:	/s/ Grace R. den Hartog
Grace R. den Hartog
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Asset Purchase and Sale Agreement, dated as of July 10, 2006, among Owens & Minor Distribution, Inc., Owens and Minor, Inc., McKesson Medical-Surgical Inc. and McKesson Corporation (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-9810) filed on July 14, 2006).

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release issued by the Company on October 2, 2006.

99.2	Statements of Revenues and Direct Expenses for the 52-week period ended March 26, 2006, the 14-week period ended July 2, 2006 (unaudited) and the 13-week period ended June 26, 2005 (unaudited), and Statements of Net Assets to be Acquired for the 52-week period ended March 26, 2006 and the 14-week period ended July 2, 2006 (unaudited) for McKesson Medical-Surgical Inc. Standalone Acute Care Business (as integrated operation within McKesson Corporation).

99.3	Unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2005 and six months ended June 30, 2006